UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Actua Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 17, 2016

ACTUA CORPORATION ACTUA CORPORATION 555 E. LANCASTER AVENUE SUITE 640 RADNOR, PA 19087	Meeting Information Meeting Type: Annual Meeting For Holders as of: April 22, 2016 Date: June 17, 2016 Time: 10:00 AM ET Location: Radnor Hotel 591 East Lancaster Avenue St. Davids, Pennsylvania 19087
You are receiving this communication because you hold shares of Actua Common Stock.

Materials related to Actua’s annual meeting are now available. We urge you to access and review these materials and then cast your vote. You can access the proxy materials on the Internet or request paper or e-mail copies (see reverse side).

This communication presents an overview of a more complete set of proxy materials that are now available to you on the Internet. We encourage you to access and review all of the important information contained in these materials before voting.

The proxy materials are available on the Internet at www.proxyvote.com. If you want to receive a paper or e-mail copy of these materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 3, 2016 to facilitate timely delivery.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT FORM 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 3, 2016 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: If you want to vote in person at Actua’s annual meeting, you must bring a government-issued picture identification with you. If you hold shares through an account with a bank or a broker, you must obtain a proxy card from your bank or broker and bring that proxy card to the annual meeting, together with a copy of your bank or brokerage statement reflecting the stock ownership as of April 22, 2016.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. You may vote by Internet up until 11:59 p.m. ET on June 16, 2016.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED IN ITEM 1 AND “FOR” ITEMS 2 AND 3.

Vote on Directors

1.	Election of Directors

1a.	Thomas A. Decker

1b.	H. Richard Haverstick, Jr.

1c.	Peter K. Miller

Vote on Proposals

2.	Ratification of KPMG LLP as Actua’s independent registered public accountant for the year ending December 31, 2016.

3.	Approval, on an advisory basis, of the compensation of Actua’s named executive officers.